EXHIBIT 99.1

INVESTOR QUARTERLY UPDATE

THIRD QUARTER 2006

THIRD QUARTER HIGHLIGHTS

•	Posted solid financial and operational results in first full quarter as an independent company

•	Raised 2006 revenue and operating income guidance

•	Matched record level of high-speed Internet subscriber additions

•	Expects to surpass one million high-speed Internet subscribers in the fourth quarter

Inquiries:

Investor Relations	Media Relations
Trevor Erxleben	Keith Mitchell
866-591-1964	913-345-6661
investorrelations@embarq.com	keith.j.mitchell@embarq.com

RESULTS OVERVIEW

THIRD QUARTER HIGHLIGHTS

•	Raised 2006 revenue and operating income guidance

•	Added 84,000 net new high-speed Internet (HSI) subscribers, matching the highest quarterly total in company history

•	Ended the quarter with 933,000 HSI subscribers, 46% more than a year ago, and increased year-end HSI subscriber expectations to more than one million

•	Maintained positive year-over-year trends in business revenue

•	Ended the first full quarter of EMBARQTM-branded wireless sales with 24,000 subscribers

•	Introduced innovative EMBARQTM Media SafeSM and EMBARQTM Video ClicksSM enhancements for HSI subscribers

•	Expanded the availability of EMBARQTM Smart ConnectSM, which enables handoffs between mobile and Wi-Fi networks

•	Converted 1 millionth access line from circuit to packet switching technology

OVERLAND PARK, KS - October 25, 2006 - Embarq Corporation (NYSE: EQ) today announced its financial results for the third quarter of 2006, its first full quarter as an independent company. Embarq reported revenues of $1.61 billion, operating income of $366 million and diluted earnings per share of $1.06.

Commenting on the quarter, Dan Hesse, Embarq Chairman and Chief Executive Officer, said, “Our results this quarter were ahead of our expectations in several areas, and as a result, we’re raising our 2006 revenue and operating income guidance. At the same time, we continued to deliver on our promise of practical innovation, introducing EMBARQTM Media SafeSM for our high-speed Internet customers, the first product of its kind in our industry to include 25GB of storage, and expanding the availability of EMBARQTM Smart ConnectSM, another product we were first in bringing to the market.”

The company’s reported results under generally accepted accounting principles (GAAP) for all periods prior to the spin-off do not reflect certain items related to the spin-off from Sprint Nextel that are included in its GAAP reporting subsequent to the spin-off. (These items are described in more detail in the section entitled “Financial Measures” on page 8.) Accordingly, pre-spin GAAP results are not fully comparable to post-spin GAAP results. The ‘as adjusted’ basis of reporting reflects the current composition of Embarq’s business for all periods and is provided to help investors evaluate trends in Embarq’s operating performance. Reconciliations of these non-GAAP measures are provided in Schedules 4 and 5.

RESULTS OVERVIEW

Despite being impacted by separation-related expenses and competition in consumer markets, Embarq’s third quarter performance was solid overall. The company reported 24.7% year-over-year high-speed Internet revenue growth, driven by strong subscriber additions and average revenue per subscriber of almost $40 per month, while data and business markets revenues continued to grow at a solid rate. In addition, continued strong cash flows enabled the company to maintain its anticipated rate of debt reduction.

GAAP Results

Embarq reported consolidated revenues of $1.61 billion for the third quarter of 2006, a 0.2% increase compared to prior year results reported on a GAAP basis. Third quarter operating income was $366 million, a 13.1% decline compared to prior year GAAP results. Diluted earnings per share was $1.06 in the third quarter.

As Adjusted Results

Compared to prior year as adjusted results, Embarq’s third quarter consolidated revenues of $1.61 billion represented a decline of 6.4%. A significant portion of this decline was attributable to the Logistics segment, in which revenue decreased 28.6% due primarily to the exit of certain unprofitable customer segments. Telecommunications segment revenues decreased just 3.8% year-over-year, as growth in high-speed Internet, data and wireless revenues partially offset a decline in voice revenue.

Due in part to $23 million of non-recurring separation-related expenses and $18 million in greater than anticipated long distance unit costs, Embarq’s third quarter operating income of $366 million represented a 22.8% decline compared to prior year as adjusted results. In addition, third quarter 2006 operating income was impacted by recurring separation-related expenses associated with the establishment of the company’s corporate support functions and approximately $8 million of dilution associated with the company’s new wireless business. Third quarter diluted earnings per share was $1.06.

Subscriber Results

High-speed Internet (HSI) net additions were 84,000 in the third quarter, matching the company’s previous record for quarterly subscriber additions. At the end of the quarter, Embarq had 933,000 high-speed Internet subscribers, 46% more than a year ago.

Access lines declined 6.0% year-over-year to 6.998 million, due primarily to competition in consumer markets. Consumer access lines declined 7.9%, while business lines declined just 1.4%.

After its launch in mid-June, the third quarter was the first full quarter for Embarq’s wireless business. Wireless net additions in the quarter were 19,000 and the company ended the quarter with 24,000 wireless subscribers.

Entertainment net additions were 15,000 in the third quarter and the company ended the quarter with 146,000 of its customers subscribing to entertainment services, more than twice the number of a year ago.

SELECTED FINANCIAL DATA

Consolidated	3Q-06 GAAP	3Q-05 GAAP	Fav/(Unfav)		3Q-05 As Adjusted	Fav/(Unfav)
Voice	$1,101	$1,060	$41	3.9%	$1,189	$(88)	(7.4)%
Data	180	164	16	9.8%	171	9	5.3%
High-speed Internet	106	85	21	24.7%	85	21	24.7%
Wireless	3	—	3	NMF	—	3	NMF
Other services	64	85	(21)	(24.7)%	68	(4)	(5.9)%

Service revenue	1,454	1,394	60	4.3%	1,513	(59)	(3.9)%
EMBARQ Logistics	125	175	(50)	(28.6)%	175	(50)	(28.6)%
Other product	27	34	(7)	(20.6)%	27	—	0.0%

Product revenue	152	209	(57)	(27.3)%	202	(50)	(24.8)%

Net Operating Revenues	$1,606	$1,603	$3	0.2%	$1,715	$(109)	(6.4)%

Operating Expenses
Cost of services	438	360	(78)	(21.7)%	421	(17)	(4.0)%
Cost of products	145	189	44	23.3%	183	38	20.8%
Selling, general and administrative	390	390	—	0.0%	371	(19)	(5.1)%
Depreciation and amortization	267	243	(24)	(9.9)%	266	(1)	(0.4)%

Total Operating Expenses	1,240	1,182	(58)	(4.9)%	1,241	1	(0.1)%

Operating Income	$366	$421	$(55)	(13.1)%	$474	$(108)	(22.8)%
Interest expense	116	19	(97)	NMF	128	12	9.4%
Other expense (income), net	(5)	(1)	4	NMF	(2)	3	NMF

Income Before Taxes	$255	$403	$(148)	(36.7)%	$348	$(93)	(26.7)%
Income tax expense	95	161	66	41.0%	143	48	33.6%

Net Income	$160	$242	$(82)	(33.9)%	$205	$(45)	(22.0)%

Diluted Earnings Per Share	$1.06

Telecommunications	3Q-06 GAAP	3Q-05 GAAP	Fav/(Unfav)		3Q-05 As Adjusted	Fav/(Unfav)
Voice	$1,101	$1,060	$41	3.9%	$1,189	$(88)	(7.4)%
Data	180	164	16	9.8%	171	9	5.3%
High-speed Internet	106	85	21	24.7%	85	21	24.7%
Wireless	3	—	3	NMF	—	3	NMF
Other services	64	85	(21)	(24.7)%	68	(4)	(5.9)%

Service revenue	$1,454	$1,394	$60	4.3%	$1,513	$(59)	(3.9)%
Product revenue	27	34	(7)	(20.6)%	27	—	0.0%

Net Operating Revenues	$1,481	$1,428	$53	3.7%	$1,540	$(59)	(3.8)%

Operating Expenses
Cost of services	436	359	(77)	(21.4)%	420	(16)	(3.8)%
Cost of products	31	30	(1)	(3.3)%	24	(7)	(29.2)%
Selling, general and administrative	379	371	(8)	(2.2)%	352	(27)	(7.7)%
Depreciation and amortization	265	240	(25)	(10.4)%	263	(2)	(0.8)%

Total Operating Expenses	1,111	1,000	(111)	(11.1)%	1,059	(52)	(4.9)%

Operating Income	$370	$428	$(58)	(13.6)%	$481	$(111)	(23.1)%

Logistics	3Q-06 GAAP	3Q-05 GAAP	Fav/(Unfav)		3Q-05 As Adjusted	Fav/(Unfav)
Net Operating Revenues	$125	$175	$(50)	(28.6)%	$175	$(50)	(28.6)%

Operating Expenses
Cost of services & products	116	160	44	27.5%	160	44	27.5%
Selling, general and administrative	11	19	8	42.1%	19	8	42.1%
Depreciation and amortization	2	3	1	33.3%	3	1	33.3%

Total Operating Expenses	129	182	53	29.1%	182	53	29.1%

Operating Income	$(4)	$(7)	$3	42.9%	$(7)	$3	42.9%

FINANCIAL OUTLOOK

2006 GAAP Financial Outlook

Embarq provided the following updates to its 2006 GAAP guidance:

•	The company expects full-year revenues to be $6.25-$6.31 billion, compared to the previous range of $6.2 to $6.3 billion.

•	Operating income is expected to be $1.45 to $1.48 billion, up from the previous range of $1.35 to $1.45 billion.

2006 As Adjusted Financial Outlook

Embarq provided the following updates to its 2006 as adjusted guidance:

•	The company expects full-year revenues to be $6.45-$6.51 billion, compared to the previous range of $6.4 to $6.5 billion.

•	Operating income is expected to be $1.55 to $1.58 billion, up from the previous range of $1.45 to $1.55 billion.

•	Depreciation and amortization are expected to be approximately $1.06 billion, compared to the previous estimate of approximately $1.05 billion.

The table below reconciles Embarq’s 2006 GAAP Outlook to its 2006 as adjusted Outlook. These reconciling items and the as adjusted basis of reporting are discussed in more detail in the section entitled ‘Financial Measures’ on page 8.

	GAAP	LD Customer Transfers	As Adjusted

Net Operating Revenues	$6.25 to $6.31 billion	$0.2 billion	$6.45 to $6.51 billion
Operating Income	$1.45 to $1.48 billion	$0.1 billion	$1.55 to $1.58 billion

FINANCIAL OUTLOOK

The company provided the following updates to its 2006 access line and HSI subscriber guidance:

•	Access lines are expected to decline at a mid to upper 6% rate, compared to the previous range of 5.5% to 7.5%.

•	High-speed internet subscribers are expected to exceed one million, which would be an increase of approximately 44%, compared to the previous estimate of approximately 40%.

Due to high-speed Internet and ethernet sales growth in excess of earlier expectations, as well as non-recurring separation-related capital requirements, the company expects capital spending to be approximately $980 million in 2006, compared to the previous estimate of $960 million.

Financial Flexibility

Embarq announced a private letter ruling by the IRS that provides the company with the flexibility to pursue open market repurchases of its common stock without adversely affecting the tax-free nature of its spin-off from Sprint Nextel. The private letter ruling provides flexibility but does not reflect a change in the company’s current financial strategy. Embarq’s Board of Directors regularly evaluates the company’s equity and dividend policies.

CONFERENCE CALL

On Wednesday, October 25, 2006, Embarq will hold a conference call beginning at 4:30 PM EDT. Dial-in numbers for the conference call are (866) 245-2310 (in the U.S. and Canada) and (706) 679-0843 (outside the U.S. and Canada). The code required to access the call is 7531926. Please plan to dial-in at least five minutes before the scheduled start time. A simultaneous audio webcast of the call and a downloadable presentation will be available at www.embarq.com/investors.

For those unable to participate live, a replay of the call will be available until November 8, 2006 by dialing (800) 642-1687 (toll free in the U.S. and Canada) or (706) 645-9291 (outside the U.S. and Canada) as well as at www.embarq.com/investors. The accompanying presentation will also be archived and available for download at this website.

CAUTIONARY STATEMENT

This news release contains “forward-looking statements” within the meaning of the securities laws, including statements relating to Embarq’s outlook or expectations for earnings, revenues, expenses, asset quality, customer growth or other future financial or business performance, strategies or expectations. The words “estimate,” “plan,” “project,” “forecast,” “expect,” “intend,” “anticipate,” “believe,” “seek,” “target” and similar expressions are intended to identify forward-looking statements. These statements reflect management’s judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. With respect to these forward-looking statements, management has made assumptions regarding, among other things, customer and network usage, customer retention, pricing, operating costs, technology and the economic and regulatory environment. Future performance cannot be ensured. Actual results may differ materially from those in the forward-looking statements. Some factors that could cause actual results to differ include: economic, competitive, regulatory, technological, capital market and other factors, and the risks that are described in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” contained in Embarq’s Registration Statement on Form 10, as amended, as filed with the Securities and Exchange Commission (SEC) and in Embarq’s other filings with the SEC.

Forward-looking statements speak only as of the date they were made, and Embarq undertakes no obligation to update or revise any forward-looking statements in light of new information or future events. You should not place undue reliance on any forward-looking statements, which speak only as of the date of this press release. Embarq is not obligated to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date of this news release.

SEGMENT REPORTING

Previously, Embarq’s operations were divided into two operating segments, Local and Product Distribution. Following the spin-off and in connection with its first full quarter operating as an independent company, Embarq adopted as its operating segments Telecommunications and Logistics, and changed its presentation of the Logistics segment to align it with management’s view of the business. The primary difference between the Logistics segment and the former Product Distribution segment is that only revenues derived from sales to third parties, along with the related direct and allocated costs of those revenues, are presented.

For comparative purposes results of the Logistics segment for prior periods have been recast to reflect the current composition of the segment.

FINANCIAL MEASURES

As Adjusted Basis of Reporting (for prior period comparisons)

For periods prior to and including May 17, 2006, the date of Embarq’s spin-off from Sprint Nextel, reported operating income reflects the combined performance of the specific legal entities that were spun-off from Sprint Nextel in accordance with GAAP. The reported information for these entities prior to and including the date of separation does not include certain items that will be reflected in Embarq’s reported operating income for periods subsequent to May 17, 2006. These items primarily consist of the following:

•	In-territory consumer and business long distance customers transferred to Embarq by Sprint Nextel, as well as certain in-territory equipment and professional service customers transferred to Sprint Nextel by Embarq; and

•	Other assets and liabilities related to ongoing business operations transferred to Embarq by Sprint Nextel.

In order to facilitate a comparison of Embarq’s historical operating performance to its performance subsequent to the spin-off, Schedule 4, starting on page 13 provides an as adjusted view of Embarq’s quarterly operating income for 2005 and the first half of 2006, including reconciliations to GAAP. The as adjusted financial information assumes the spin-off from Sprint Nextel had occurred on January 1, 2005 and includes the items described above. The as adjusted financial information are non-GAAP measures and should be considered in addition to, but not as a substitute for, the information contained in our financial reporting.

Net Debt

Net Debt is consolidated debt, including current maturities, less cash and cash equivalents. This non-GAAP measure should be used in addition to, but not as a substitute for, the analysis provided in the statements of financial position and cash flows.

Embarq believes Net Debt provides useful information to investors, analysts and credit rating agencies about the capacity of the company to reduce the debt level and improve its capital structure.

Reconciliation of Non-GAAP measure- Net Debt (in millions)	September 30, 2006	June 30, 2006	Change
Current maturities	$37	$2	$35
Long-term debt	6,506	6,746	(240)
Less: Cash and equivalents	(34)	(50)	16

Net Debt	$6,509	$6,698	$(189)

ABOUT EMBARQ

EMBARQ (NYSE: EQ), headquartered in Overland Park, Kansas, offers a complete suite of common sense communications services. The company has approximately 20,000 employees and operates in 18 states. EMBARQ, which is expected to rank among the Fortune 500, is included in the S&P 500.

For consumers, EMBARQ offers an innovative portfolio of services that includes reliable local and long distance home phone service, high-speed Internet, wireless, and Dish Network satellite TV - all on one monthly bill.

For businesses, EMBARQ has a comprehensive range of flexible and integrated services designed to help businesses of all sizes be more productive and communicate with their customers. This service portfolio includes integrated local voice and data services, long distance, Business Class DSL, wireless, enhanced data network services, voice and data communication equipment and managed network services.

EMBARQ believes that by focusing on the communities the company serves and by employing common sense and practical ingenuity, it is able to provide customers with a committed partner, dedicated customer service and innovative products for work and home. For more information, visit embarq.com.

Embarq Corporation

Consolidated Statements of Operations (unaudited)

($ in millions, except per share amounts)

Schedule 1

	Quarter Ended September 30,		Nine Months Ended September 30,
	2006	2005	2006	2005
Net Operating Revenues
Service revenues	$1,454	$1,394	$4,250	$4,177
Product revenues	152	209	496	474

Net operating revenues	1,606	1,603	4,746	4,651

Operating Expenses
Cost of services	438	360	1,183	1,060
Cost of products	145	189	454	426
Selling, general and administrative	390	390	1,212	1,184
Depreciation	267	243	759	734

Total Operating Expenses	1,240	1,182	3,608	3,404

Operating Income	366	421	1,138	1,247
Interest expense	116	19	203	63
Other (income) expense, net	(5)	(1)	(13)	(5)

Income Before Taxes	255	403	948	1,189
Income tax expense	95	161	358	466

Net Income	$160	$242	$590	$723

Basic Earnings Per Share (1)	$1.07		$3.96

Basic weighted average shares (1)	149.2		149.1
Diluted Earnings Per Share (1)	$1.06		$3.93

Diluted weighted average shares (1)	150.5		150.1

(1)	Basic and diluted earnings per share and weighted average shares outstanding have been presented on a pro forma basis for the nine months ended September 2006. Shares outstanding and dilution effects at the spin-off date of May 17, 2006 were assumed to be outstanding at January 1, 2006.

Embarq Corporation

Consolidated Balance Sheets

($ in millions)

Schedule 2

	September 30, 2006	December 31, 2005
	(unaudited)
Assets
Cash and equivalents	$34	$103
Accounts receivable, net	678	660
Inventories	188	174
Prepaid expenses and other current assets	113	135

Total current assets	1,013	1,072

Property, plant and equipment, net	8,054	7,804
Prepaid pension asset	781	219
Other non-current assets	70	126

Total non-current assets	8,905	8,149

Total assets	$9,918	$9,221

Liabilities and stockholders’ equity
Current maturities	$37	$2
Accounts payable	495	528
Accrued payroll & benefits	169	118
Accrued taxes	181	104
Deferred revenue	212	215
Accrued interest	147	35
Other current liabilities	101	82

Total current liabilities	1,342	1,084

Long-term debt	6,506	1,123
Postretirement and other benefit obligations	803	793
Deferred income taxes	1,318	1,290
Other non-current liabilities	144	79

Total non-current liabilities	8,771	3,285

Stockholders’ equity
Business equity	—	5,377
Common stock	1	—
Paid in capital	(414)	—
Retained earnings	189	—
Accumulated other comprehensive income (loss)	29	(525)

Total stockholders’ equity	(195)	4,852

Total liabilities and stockholders’ equity	$9,918	$9,221

Embarq Corporation

Consolidated Statements of Cash Flows (unaudited)

($ in millions)

Schedule 3

	Nine Months Ended September 30,
	2006	2005
Operating Activities
Net income	$590	$723
Depreciation and amortization	759	734
Deferred income taxes	(36)	36
Provision for losses on accounts receivable	40	37
Changes in assets and liabilities:
Accounts receivable	(39)	(33)
Inventories and other current assets	53	21
Accounts payable and other current liabilities	341	5
Noncurrent assets and liabilities, net	(14)	(76)
Other, net	(13)	3

Net cash provided by operating activities	1,681	1,450

Investing Activities
Capital expenditures	(709)	(543)
Proceeds from sales of assets	38	13

Net cash used by investing activities	(671)	(530)

Financing Activities
Borrowings under credit facility, net of repayments	1,695	—
Payments on debt	(302)	(115)
Net cash paid to Sprint Nextel associated with the spin off	(2,208)	—
Dividends paid to stockholders	(75)	—
Dividends paid to Sprint Nextel	(194)	(833)
Other, net	5	—

Net cash used by financing activities	(1,079)	(948)

Change in cash and equivalents	(69)	(28)
Cash and equivalents at beginning of period	103	113

Cash and equivalents at end of period	$34	$85

Supplemental Cash Flow Information
Non-cash transactions with Sprint Nextel:
Distribution of senior notes	$(4,485)	$—
Transfer of notes receivable	460	—
Transfer of property, plant and equipment, net	310	—
Transfer of pension assets, net of post-retirement benefit obligations	473	—
Transfer of other assets and liabilities, net	73	—
Deferred taxes related to assets and liabilities transferred	(48)	—

Total non-cash activities associated with the spin off	$(3,217)	$—

Net cash paid to Sprint Nextel associated with the spin-off	(2,208)	—

Combined cash and non-cash activities associated with the spin off	$(5,425)	$—

Embarq Corporation

Reconciliations of Non-GAAP Measures (unaudited)

($ in millions)

Schedule 4

Quarter Ended September 30, 2006	GAAP	LD Customer Transfers	Pension	Shared Assets / Liabilities	Other	As Adjusted
Net Operating Revenues
Voice	$1,101	$—	$—	$—	$—	$1,101
Data	180	—	—	—	—	180
Internet (HSI)	106	—	—	—	—	106
Wireless	3	—	—	—	—	3
Other	64	—	—	—	—	64

Service revenues	1,454	—	—	—	—	1,454

EMBARQ Logistics	125	—	—	—	—	125
Other	27	—	—	—	—	27

Product revenues	152	—	—	—	—	152

Net operating revenues	$1,606	$—	$—	$—	$—	$1,606

Operating Expenses
Cost of services	438	—	—	—	—	438
Cost of products	145	—	—	—	—	145
Selling, general and administrative	390	—	—	—	—	390
Depreciation and amortization	267	—	—	—	—	267

Total Operating Expenses	1,240	—	—	—	—	1,240

Operating Income	$366	$—	$—	$—	$—	$366

Operating Unit Revenues
Consumer	$668	$—	$—	$—	$—	$668
Business	389	—	—	—	—	389
Wholesale	424	—	—	—	—	424

Telecommunications	1,481	—	—	—	—	1,481
EMBARQ Logistics	125	—	—	—	—	125

Net operating revenues	$1,606	$—	$—	$—	$—	$1,606

Capital Expenditures	$260	$—	$—	$—	$—	$260

Embarq Corporation

Reconciliations of Non-GAAP Measures (unaudited)

($ in millions)

Schedule 4

Quarter Ended June 30, 2006	GAAP	LD Customer Transfers	Pension	Shared Assets / Liabilities	Other	As Adjusted
Net Operating Revenues
Voice	$1,067	$56	$—	$—	$—	$1,123
Data	174	2	—	—	2	178
Internet (HSI)	101	—	—	—	—	101
Wireless	—	—	—	—	—	—
Other	68	(7)	—	—	—	61

Service revenues	1,410	51	—	—	2	1,463

EMBARQ Logistics	138	—	—	—	—	138
Other	31	(2)	—	—	—	29

Product revenues	169	(2)	—	—	—	167

Net operating revenues	$1,579	$49	$—	$—	$2	$1,630

Operating Expenses
Cost of services	367	23	—	—	—	390
Cost of products	149	(1)	—	—	—	148
Selling, general and administrative	403	13	—	(18)	—	398
Depreciation and amortization	254	—	—	13	—	267

Total Operating Expenses	1,173	35	—	(5)	—	1,203

Operating Income	$406	$14	$—	$5	$2	$427

Operating Unit Revenues
Consumer	$641	$44	$—	$—	$—	$685
Business	369	9	—	—	1	379
Wholesale	431	(4)	—	—	1	428

Telecommunications	1,441	49	—	—	2	1,492
EMBARQ Logistics	138	—	—	—	—	138

Net operating revenues	$1,579	$49	$—	$—	$2	$1,630

Capital Expenditures	$265	$—	$—	$47	$—	$312

Embarq Corporation

Reconciliations of Non-GAAP Measures (unaudited)

($ in millions)

Schedule 4

Quarter Ended March 31, 2006	GAAP	LD Customer Transfers	Pension	Shared Assets / Liabilities	Other	As Adjusted
Net Operating Revenues
Voice	$1,038	$116	$—	$—	$1	$1,155
Data	169	4	—	—	2	175
Internet (HSI)	98	—	—	—	—	98
Wireless	—	—	—	—	—	—
Other	81	(15)	—	—	—	66

Service revenues	1,386	105	—	—	3	1,494

EMBARQ Logistics	152	—	—	—	—	152
Other	23	(3)	—	—	—	20

Product revenues	175	(3)	—	—	—	172

Net operating revenues	$1,561	$102	$—	$—	$3	$1,666

Operating Expenses
Cost of services	378	50	—	—	1	429
Cost of products	160	(3)	—	—	—	157
Selling, general and administrative	419	22	—	(34)	1	408
Depreciation and amortization	238	—	—	25	—	263

Total Operating Expenses	1,195	69	—	(9)	2	1,257

Operating Income	$366	$33	$—	$9	$1	$409

Operating Unit Revenues
Consumer	$609	$92	$—	$—	$—	$701
Business	354	19	—	—	1	374
Wholesale	446	(9)	—	—	2	439

Telecommunications	1,409	102	—	—	3	1,514
EMBARQ Logistics	152	—	—	—	—	152

Net operating revenues	$1,561	$102	$—	$—	$3	$1,666

Capital Expenditures	$184	$—	$—	$20	$—	$204

Embarq Corporation

Reconciliations of Non-GAAP Measures (unaudited)

($ in millions)

Schedule 4

Year Ended December 31, 2005	GAAP	LD Customer Transfers	Pension	Shared Assets / Liabilities	Other	As Adjusted
Net Operating Revenues
Voice	$4,249	$512	$—	$—	$2	$4,763
Data	657	16	—	—	11	684
Internet (HSI)	326	—	—	—	—	326
Wireless	—	—	—	—	—	—
Other	334	(66)	—	—	—	268

Service revenues	5,566	462	—	—	13	6,041

EMBARQ Logistics	563	—	—	—	—	563
Other	125	(28)	—	—	—	97

Product revenues	688	(28)	—	—	—	660

Net operating revenues	$6,254	$434	$—	$—	$13	$6,701

Operating Expenses
Cost of services	1,417	239	—	—	5	1,661
Cost of products	632	(24)	—	—	—	608
Selling, general and administrative	1,594	85	(15)	(147)	3	1,520
Depreciation and amortization	979	—	—	90	1	1,070
Asset impairments	80	—	—	—	—	80

Total Operating Expenses	4,702	300	(15)	(57)	9	4,939

Operating Income	$1,552	$134	$15	$57	$4	$1,762

Operating Unit Revenues
Consumer	$2,423	$412	$—	$—	$—	$2,835
Business	1,424	60	—	—	6	1,490
Wholesale	1,844	(38)	—	—	7	1,813

Telecommunications	5,691	434	—	—	13	6,138
EMBARQ Logistics	563	—	—	—	—	563

Net operating revenues	$6,254	$434	$—	$—	$13	$6,701

Capital Expenditures	$828	$—	$—	$66	$—	$894

Embarq Corporation

Reconciliations of Non-GAAP Measures (unaudited)

($ in millions)

Schedule 4

Quarter Ended December 31, 2005	GAAP	LD Customer Transfers	Pension	Shared Assets / Liabilities	Other	As Adjusted
Net Operating Revenues
Voice	$1,045	$126	$—	$—	$1	$1,172
Data	168	4	—	—	3	175
Internet (HSI)	93	—	—	—	—	93
Wireless	—	—	—	—	—	—
Other	83	(16)	—	—	—	67

Service revenues	1,389	114	—	—	4	1,507

EMBARQ Logistics	180	—	—	—	—	180
Other	34	(7)	—	—	—	27

Product revenues	214	(7)	—	—	—	207

Net operating revenues	$1,603	$107	$—	$—	$4	$1,714

Operating Expenses
Cost of services	357	59	—	—	1	417
Cost of products	206	(6)	—	—	—	200
Selling, general and administrative	410	21	(3)	(37)	1	392
Depreciation and amortization	245	—	—	22	1	268
Asset impairments	80	—	—	—	—	80

Total Operating Expenses	1,298	74	(3)	(15)	3	1,357

Operating Income	$305	$33	$3	$15	$1	$357

Operating Unit Revenues
Consumer	$609	$98	$—	$—	$—	$707
Business	362	17	—	—	2	381
Wholesale	452	(8)	—	—	2	446

Telecommunications	1,423	107	—	—	4	1,534
EMBARQ Logistics	180	—	—	—	—	180

Net operating revenues	$1,603	$107	$—	$—	$4	$1,714

Capital Expenditures	$285	$—	$—	$33	$—	$318

Embarq Corporation

Reconciliations of Non-GAAP Measures (unaudited)

($ in millions)

Schedule 4

Quarter Ended September 30, 2005	GAAP	LD Customer Transfers	Pension	Shared Assets / Liabilities	Other	As Adjusted
Net Operating Revenues
Voice	$1,060	$129	$—	$—	$—	$1,189
Data	164	4	—	—	3	171
Internet (HSI)	85	—	—	—	—	85
Wireless	—	—	—	—	—	—
Other	85	(17)	—	—	—	68

Service revenues	1,394	116	—	—	3	1,513

EMBARQ Logistics	175	—	—	—	—	175
Other	34	(7)	—	—	—	27

Product revenues	209	(7)	—	—	—	202

Net operating revenues	$1,603	$109	$—	$—	$3	$1,715

Operating Expenses
Cost of services	360	60	—	—	1	421
Cost of products	189	(6)	—	—	—	183
Selling, general and administrative	390	21	(4)	(37)	1	371
Depreciation and amortization	243	—	—	23	—	266

Total Operating Expenses	1,182	75	(4)	(14)	2	1,241

Operating Income	$421	$34	$4	$14	$1	$474

Operating Unit Revenues
Consumer	$602	$105	$—	$—	$—	$707
Business	361	15	—	—	1	377
Wholesale	465	(11)	—	—	2	456

Telecommunications	1,428	109	—	—	3	1,540
EMBARQ Logistics	175	—	—	—	—	175

Net operating revenues	$1,603	$109	$—	$—	$3	$1,715

Capital Expenditures	$201	$—	$—	$13	$—	$214

Embarq Corporation

Reconciliations of Non-GAAP Measures (unaudited)

($ in millions)

Schedule 4

Quarter Ended June 30, 2005	GAAP	LD Customer Transfers	Pension	Shared Assets / Liabilities	Other	As Adjusted
Net Operating Revenues
Voice	$1,062	$128	$—	$—	$1	$1,191
Data	163	4	—	—	3	170
Internet (HSI)	76	—	—	—	—	76
Wireless	—	—	—	—	—	—
Other	83	(16)	—	—	—	67

Service revenues	1,384	116	—	—	4	1,504

EMBARQ Logistics	109	—	—	—	—	109
Other	28	(7)	—	—	—	21

Product revenues	137	(7)	—	—	—	130

Net operating revenues	$1,521	$109	$—	$—	$4	$1,634

Operating Expenses
Cost of services	349	59	—	—	2	410
Cost of products	120	(6)	—	—	—	114
Selling, general and administrative	379	22	(4)	(37)	1	361
Depreciation and amortization	246	—	—	23	—	269

Total Operating Expenses	1,094	75	(4)	(14)	3	1,154

Operating Income	$427	$34	$4	$14	$1	$480

Operating Unit Revenues
Consumer	$602	$104	$—	$—	$—	$706
Business	350	15	—	—	2	367
Wholesale	460	(10)	—	—	2	452

Telecommunications	1,412	109	—	—	4	1,525
EMBARQ Logistics	109	—	—	—	—	109

Net operating revenues	$1,521	$109	$—	$—	$4	$1,634

Capital Expenditures	$194	$—	$—	$9	$—	$203

Embarq Corporation

Reconciliations of Non-GAAP Measures (unaudited)

($ in millions)

Schedule 4

Quarter Ended March 31, 2005	GAAP	LD Customer Transfers	Pension	Shared Assets / Liabilities	Other	As Adjusted
Net Operating Revenues
Voice	$1,082	$129	$—	$—	$—	$1,211
Data	162	4	—	—	2	168
Internet (HSI)	72	—	—	—	—	72
Wireless	—	—	—	—	—	—
Other	83	(17)	—	—	—	66

Service revenues	1,399	116	—	—	2	1,517

EMBARQ Logistics	99	—	—	—	—	99
Other	29	(7)	—	—	—	22

Product revenues	128	(7)	—	—	—	121

Net operating revenues	$1,527	$109	$—	$—	$2	$1,638

Operating Expenses
Cost of services	351	61	—	—	1	413
Cost of products	117	(6)	—	—	—	111
Selling, general and administrative	415	21	(4)	(36)	—	396
Depreciation and amortization	245	—	—	22	—	267

Total Operating Expenses	1,128	76	(4)	(14)	1	1,187

Operating Income	$399	$33	$4	$14	$1	$451

Operating Unit Revenues
Consumer	$610	$105	$—	$—	$—	$715
Business	351	13	—	—	1	365
Wholesale	467	(9)	—	—	1	459

Telecommunications	1,428	109	—	—	2	1,539
EMBARQ Logistics	99	—	—	—	—	99

Net operating revenues	$1,527	$109	$—	$—	$2	$1,638

Capital Expenditures	$148	$—	$—	$11	$—	$159

Telecommunications Segment

Reconciliations of Non-GAAP Measures (unaudited)

($ in millions)

Schedule 5

Quarter Ended September 30, 2006	GAAP	LD Customer Transfers	Pension	Shared Assets / Liabilities	Other	As Adjusted
Net Operating Revenues
Voice	$1,101	$—	$—	$—	$—	$1,101
Data	180	—	—	—	—	180
Internet (HSI)	106	—	—	—	—	106
Wireless	3	—	—	—	—	3
Other	64	—	—	—	—	64

Service revenues	1,454	—	—	—	—	1,454
Product revenues	27	—	—	—	—	27

Net operating revenues	$1,481	$—	$—	$—	$—	$1,481

Operating Expenses
Cost of services	436	—	—	—	—	436
Cost of products	31	—	—	—	—	31
Selling, general and administrative	379	—	—	—	—	379
Depreciation and amortization	265	—	—	—	—	265

Total Operating Expenses	1,111	—	—	—	—	1,111

Operating Income	$370	$—	$—	$—	$—	$370

Operating Unit Revenues
Consumer	$668	$—	$—	$—	$—	$668
Business	389	—	—	—	—	389
Wholesale	424	—	—	—	—	424

Telecommunications	1,481	$—	$—	$—	$—	1,481

Capital Expenditures	$260	$—	$—	$—	$—	$260

Telecommunications Segment

Reconciliations of Non-GAAP Measures (unaudited)

($ in millions)

Schedule 5

Quarter Ended June 30, 2006	GAAP	LD Customer Transfers	Pension	Shared Assets / Liabilities	Other	As Adjusted
Net Operating Revenues
Voice	$1,067	$56	$—	$—	$—	$1,123
Data	174	2	—	—	2	178
Internet (HSI)	101	—	—	—	—	101
Wireless	—	—	—	—	—	—
Other	68	(7)	—	—	—	61

Service revenues	1,410	51	—	—	2	1,463
Product revenues	31	(2)	—	—	—	29

Net operating revenues	$1,441	$49	$—	$—	$2	$1,492

Operating Expenses
Cost of services	368	23	—	—	—	391
Cost of products	23	(1)	—	—	—	22
Selling, general and administrative	390	13	—	(18)	—	385
Depreciation and amortization	251	—	—	13	—	264

Total Operating Expenses	1,032	35	—	(5)	—	1,062

Operating Income	$409	$14	$—	$5	$2	$430

Operating Unit Revenues
Consumer	$641	$44	$—	$—	$—	$685
Business	369	9	—	—	1	379
Wholesale	431	(4)	—	—	1	428

Telecommunications	1,441	$49	$—	$—	$2	1,492

Capital Expenditures	$265	$—	$—	$47	$—	$312

Telecommunications Segment

Reconciliations of Non-GAAP Measures (unaudited)

($ in millions)

Schedule 5

Quarter Ended March 31, 2006	GAAP	LD Customer Transfers	Pension	Shared Assets / Liabilities	Other	As Adjusted
Net Operating Revenues
Voice	$1,038	$116	$—	$—	$1	$1,155
Data	169	4	—	—	2	175
Internet (HSI)	98	—	—	—	—	98
Wireless	—	—	—	—	—	—
Other	81	(15)	—	—	—	66

Service revenues	1,386	105	—	—	3	1,494
Product revenues	23	(3)	—	—	—	20

Net operating revenues	$1,409	$102	$—	$—	$3	$1,514

Operating Expenses
Cost of services	378	50	—	—	1	429
Cost of products	23	(3)	—	—	—	20
Selling, general and administrative	400	22	—	(34)	1	389
Depreciation and amortization	235	—	—	25	—	260

Total Operating Expenses	1,036	69	—	(9)	2	1,098

Operating Income	$373	$33	$—	$9	$1	$416

Operating Unit Revenues
Consumer	$609	$92	$—	$—	$—	$701
Business	354	19	—	—	1	374
Wholesale	446	(9)	—	—	2	439

Telecommunications	1,409	$102	$—	$—	$3	1,514

Capital Expenditures	$183	$—	$—	$20	$—	$203

Telecommunications Segment

Reconciliations of Non-GAAP Measures (unaudited)

($ in millions)

Schedule 5

Year Ended December 31, 2005	GAAP	LD Customer Transfers	Pension	Shared Assets / Liabilities	Other	As Adjusted
Net Operating Revenues
Voice	$4,249	$512	$—	$—	$2	$4,763
Data	657	16	—	—	11	684
Internet (HSI)	326	—	—	—	—	326
Wireless	—	—	—	—	—	—
Other	334	(66)	—	—	—	268

Service revenues	5,566	462	—	—	13	6,041
Product revenues	125	(28)	—	—	—	97

Net operating revenues	$5,691	$434	$—	$—	$13	$6,138

Operating Expenses
Cost of services	1,415	239	—	—	5	1,659
Cost of products	117	(24)	—	—	—	93
Selling, general and administrative	1,519	85	(15)	(147)	3	1,445
Depreciation and amortization	967	—	—	90	1	1,058
Asset impairments	80	—	—	—	—	80

Total Operating Expenses	4,098	300	(15)	(57)	9	4,335

Operating Income	$1,593	$134	$15	$57	$4	$1,803

Operating Unit Revenues
Consumer	$2,423	$412	$—	$—	$—	$2,835
Business	1,424	60	—	—	6	1,490
Wholesale	1,844	(38)	—	—	7	1,813

Telecommunications	5,691	$434	$—	$—	$13	6,138

Capital Expenditures	$823	$—	$—	$66	$—	$889

Telecommunications Segment

Reconciliations of Non-GAAP Measures (unaudited)

($ in millions)

Schedule 5

Quarter Ended December 31, 2005	GAAP	LD Customer Transfers	Pension	Shared Assets / Liabilities	Other	As Adjusted
Net Operating Revenues
Voice	$1,045	$126	$—	$—	$1	$1,172
Data	168	4	—	—	3	175
Internet (HSI)	93	—	—	—	—	93
Wireless	—	—	—	—	—	—
Other	83	(16)	—	—	—	67

Service revenues	1,389	114	—	—	4	1,507
Product revenues	34	(7)	—	—	—	27

Net operating revenues	$1,423	$107	$—	$—	$4	$1,534

Operating Expenses
Cost of services	357	59	—	—	1	417
Cost of products	36	(6)	—	—	—	30
Selling, general and administrative	388	21	(3)	(37)	1	370
Depreciation and amortization	242	—	—	22	1	265
Asset impairments	80	—	—	—	—	80

Total Operating Expenses	1,103	74	(3)	(15)	3	1,162

Operating Income	$320	$33	$3	$15	$1	$372

Operating Unit Revenues
Consumer	$609	$98	$—	$—	$—	$707
Business	362	17	—	—	2	381
Wholesale	452	(8)	—	—	2	446

Telecommunications	1,423	$107	$—	$—	$4	1,534

Capital Expenditures	$284	$—	$—	$33	$—	$317

Telecommunications Segment

Reconciliations of Non-GAAP Measures (unaudited)

($ in millions)

Schedule 5

Quarter Ended September 30, 2005	GAAP	LD Customer Transfers	Pension	Shared Assets / Liabilities	Other	As Adjusted
Net Operating Revenues
Voice	$1,060	$129	$—	$—	$—	$1,189
Data	164	4	—	—	3	171
Internet (HSI)	85	—	—	—	—	85
Wireless	—	—	—	—	—	—
Other	85	(17)	—	—	—	68

Service revenues	1,394	116	—	—	3	1,513
Product revenues	34	(7)	—	—	—	27

Net operating revenues	$1,428	$109	$—	$—	$3	$1,540

Operating Expenses
Cost of services	359	60	—	—	1	420
Cost of products	30	(6)	—	—	—	24
Selling, general and administrative	371	21	(4)	(37)	1	352
Depreciation and amortization	240	—	—	23	—	263

Total Operating Expenses	1,000	75	(4)	(14)	2	1,059

Operating Income	$428	$34	$4	$14	$1	$481

Operating Unit Revenues
Consumer	$602	$105	$—	$—	$—	$707
Business	361	15	—	—	1	377
Wholesale	465	(11)	—	—	2	456

Telecommunications	1,428	$109	$—	$—	$3	1,540

Capital Expenditures	$199	$—	$—	$13	$—	$212

Telecommunications Segment

Reconciliations of Non-GAAP Measures (unaudited)

($ in millions)

Schedule 5

Quarter Ended June 30, 2005	GAAP	LD Customer Transfers	Pension	Shared Assets / Liabilities	Other	As Adjusted
Net Operating Revenues
Voice	$1,062	$128	$—	$—	$1	$1,191
Data	163	4	—	—	3	170
Internet (HSI)	76	—	—	—	—	76
Wireless	—	—	—	—	—	—
Other	83	(16)	—	—	—	67

Service revenues	1,384	116	—	—	4	1,504
Product revenues	28	(7)	—	—	—	21

Net operating revenues	$1,412	$109	$—	$—	$4	$1,525

Operating Expenses
Cost of services	348	59	—	—	2	409
Cost of products	23	(6)	—	—	—	17
Selling, general and administrative	362	22	(4)	(37)	1	344
Depreciation and amortization	243	—	—	23	—	266

Total Operating Expenses	976	75	(4)	(14)	3	1,036

Operating Income	$436	$34	$4	$14	$1	$489

Operating Unit Revenues
Consumer	$602	$104	$—	$—	$—	$706
Business	350	15	—	—	2	367
Wholesale	460	(10)	—	—	2	452

Telecommunications	1,412	$109	$—	$—	$4	1,525

Capital Expenditures	$193	$—	$—	$9	$—	$202

Telecommunications Segment

Reconciliations of Non-GAAP Measures (unaudited)

($ in millions)

Schedule 5

Quarter Ended March 31, 2005	GAAP	LD Customer Transfers	Pension	Shared Assets / Liabilities	Other	As Adjusted
Net Operating Revenues
Voice	$1,082	$129	$—	$—	$—	$1,211
Data	162	4	—	—	2	168
Internet (HSI)	72	—	—	—	—	72
Wireless	—	—	—	—	—	—
Other	83	(17)	—	—	—	66

Service revenues	1,399	116	—	—	2	1,517
Product revenues	29	(7)	—	—	—	22

Net operating revenues	$1,428	$109	$—	$—	$2	$1,539

Operating Expenses
Cost of services	351	61	—	—	1	413
Cost of products	28	(6)	—	—	—	22
Selling, general and administrative	398	21	(4)	(36)	—	379
Depreciation and amortization	242	—	—	22	—	264

Total Operating Expenses	1,019	76	(4)	(14)	1	1,078

Operating Income	$409	$33	$4	$14	$1	$461

Operating Unit Revenues
Consumer	$610	$105	$—	$—	$—	$715
Business	351	13	—	—	1	365
Wholesale	467	(9)	—	—	1	459

Telecommunications	1,428	$109	$—	$—	$2	1,539

Capital Expenditures	$147	$—	$—	$11	$—	$158

Embarq Corporation

Operating Statistics - As Adjusted* (unaudited)

(Revenues in millions; lines and subscribers in thousands)

(* Note: As adjusted is a non-GAAP measure. See Schedule 4 for a reconciliation to GAAP.)

Schedule 6

	3Q-06	2Q-06	1Q-06	2005	4Q-05	3Q-05	2Q-05	1Q-05
Service and Product Revenues
Voice	$1,101	$1,123	$1,155	$4,763	$1,172	$1,189	$1,191	$1,211
Data	180	178	175	684	175	171	170	168
Internet (HSI)	106	101	98	326	93	85	76	72
Wireless	3	—	—	—	—	—	—	—
Other	64	61	66	268	67	68	67	66

Service revenues	1,454	1,463	1,494	6,041	1,507	1,513	1,504	1,517

EMBARQ Logistics	125	138	152	563	180	175	109	99
Other	27	29	20	97	27	27	21	22

Product revenues	152	167	172	660	207	202	130	121

Net operating revenues	$1,606	$1,630	$1,666	$6,701	$1,714	$1,715	$1,634	$1,638

Operating Unit Revenues
Consumer	$668	$685	$701	$2,835	$707	$707	$706	$715
Business	389	379	374	1,490	381	377	367	365
Wholesale	424	428	439	1,813	446	456	452	459

Telecommunications	1,481	1,492	1,514	6,138	1,534	1,540	1,525	1,539
EMBARQ Logistics	125	138	152	563	180	175	109	99

Net operating revenues	$1,606	$1,630	$1,666	$6,701	$1,714	$1,715	$1,634	$1,638

Consumer Revenue per Household
Consumer revenue	$668	$685	$701		$707	$707	$706	$715
Average households served	4,384	4,482	4,571		4,634	4,695	4,764	4,805

Monthly revenue per average HH	$50.79	$50.94	$51.12		$50.86	$50.20	$49.40	$49.60

Access Lines
Consumer	4,731	4,835	4,970		5,056	5,135	5,215	5,312
Business	2,069	2,074	2,079		2,092	2,099	2,103	2,107
Wholesale	198	208	219		211	214	222	230

Total	6,998	7,117	7,268		7,359	7,448	7,540	7,649

Internet (HSI) Lines
Consumer	763	690	625		552	507	469	440
Business	135	127	121		114	107	99	92
Wholesale	35	32	31		27	24	22	19

Total	933	849	777		693	638	590	551

Wireless Subscribers
Consumer	21	4	—		—	—	—	—
Business	3	1	—		—	—	—	—

Total	24	5	—		—	—	—	—

Entertainment Subscribers	146	131	109		87	64	43	29

Embarq Corporation

Supplemental Cash Flow Data

($ in millions)

Schedule 7

Quarter Ended September 30, 2006
(unaudited)
Operating Activities
Net income	$160
Depreciation and amortization	267
Deferred income taxes	2
Provision for losses on accounts receivable	16
Changes in assets and liabilities:
Accounts receivable	(21)
Inventories and other current assets	(39)
Accounts payable and other current liabilities	143
Noncurrent assets and liabilities, net	(13)
Other, net	(15)

Net cash provided by operating activities	500

Investing Activities
Capital expenditures	(260)
Proceeds from sales of assets	13

Net cash used by investing activities	(247)

Financing Activities
Borrowings under credit facility, net of repayments	95
Payments on debt	(300)
Dividends paid to stockholders	(75)
Other, net	11

Net cash used by financing activities	(269)

Change in cash and equivalents	(16)
Cash and equivalents at beginning of period	50

Cash and equivalents at end of period	$34